SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 18, 2003
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CITIZENS FINANCIAL SERVICES, INC.
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                                        Pennsylvania                                                    0-13222                                   23-2265045

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                            (State or other jurisdiction                                  (Commission File                                (I.R.S. Employer
                            of incorporation)                                                 Number)                                            Identification Number)
                            15 South Main Street, Mansfield PA                                                                                           16901
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                            (Address of Principal Executive Office)                                                                                    (Zip Code)
Registrant's telephone number, including area code (570) 662-2121
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N/A
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(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

Richard E. Wilber, President, CEO and Director of the registrant, holding company for First Citizens National Bank, has announced his retirement, effective September 30, 2003.  Wilber began his career as CEO in 1981.  He will remain available to assist the Board of Directors to assure a smooth transition in leadership, as well as sustaining the company's strong financial performance.  Mr. Wilber will also continue in a consulting role following his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date:   July 18, 2003                                                       /s/ Randall E. Black

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                                                                                        By:    Randall E. Black
                                                                                                Chief Financial Officer